PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

7. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consist of the following:

	December 31,
	2019	2020
Cost
Buildings and plant	$400,843	$444,829
Machinery and equipment	821,582	880,554
Furniture, fixtures and equipment	44,550	55,437
Motor vehicles	905	1,123
Less: Accumulated depreciation	(288,194)	(381,685)
Property, plant and equipment, net	$979,686	$1,000,258
Construction in process	15,341	26,828
Total	$995,027	$1,027,086

Due to the change of management’s plan as described in Note 3, machinery and equipment of $43.1 million as well as plant of $5.1 million are reclassified from assets held for sale to property, plant and equipment as of December 31, 2019.

Depreciation expense was $27.7 million, $47.4 million and $68.7 million for the years ended December 31, 2018, 2019 and 2020, respectively.